                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 1998


                       TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its charter)



                                    Maryland
                            (State of Incorporation)


              1-11918                                    94-3175659
     (Commission File Number)                     (IRS Employer ID Number)






   One Embarcadero Center, 33rd Floor
          San Francisco, CA                                  94111
(Address of principal executive offices)                   (Zip Code)




                                 (415) 391-4300
              (Registrant's telephone number, including area code)

Item 5.  Other Events

Property Acquisitions. From May 1, 1998 through August 18, 1998, TriNet Corporate Realty Trust, Inc and its subsidiaries (the "Company" or "TriNet") purchased operating properties totalling $151.3 million and invested $27.3 million in a real estate joint venture (the "Acquired Properties") for an aggregate cost of approximately $178.6 million. As of August 18, 1998, the Company's portfolio consisted of 151 properties. The Acquired Properties are described below.


         3000 LONGWATER DRIVE AND 76 PANCELLA PARK DRIVE. On May 1, 1998, TriNet Property Partners ("TPP"), a limited partnership of which TriNet is the sole general partner, acquired two buildings in the Boston, Massachusetts metropolitan area from a partnership controlled by Keller/Davis Company, L.L.C., whose principals are limited partners of TPP. The building located at 3000 Longwater Drive is a 35,500 square foot single story office building. The building at 76 Pacella Park Drive is a combination of office and R&D space consisting of 32,500 square feet on one level, plus a 15,000 square foot mezzanine level. TriNet purchased the buildings for approximately $8.1 million and assumed approximately $3.1 million in mortgages on the properties. The buildings are 100% leased to two tenants.


         THE VAZZA PORTFOLIO. On June 18, 1998, TriNet acquired three suburban office buildings known as the Vazza portfolio in the Boston metropolitan area from an unrelated real estate developer. The buildings total approximately 298,000 square feet and are on 18.3 acres of land. TriNet purchased the portfolio for approximately $45.3 million and assumed approximately $13.8 million in mortgages on the properties. The properties are 100% leased to three tenants.


         1661 PAGEMILL ROAD. On June 26, 1998, TriNet acquired the property located at 1661 Page Mill Road in Palo Alto, California from an unrelated partnership. The building consists of one, two-story suburban office building with 62,155 rentable square feet on 3.5 acres of land. Trinet purchased the property for approximately $16.7 million. The facility is 100% leased to one tenant.


         NOKIA. On June 30, 1998, TriNet acquired a 293,890 square foot office property known as the Nokia property for approximately $45.7 million from an unrelated limited partnership. The property is located on 11 acres of land in Las Colinas, Texas (a sub-market of Dallas) and is 100% leased to one tenant.


         WINDWARD FOREST. On July 22, 1998, TriNet acquired a property in Alpharetta, Georgia known as Windward Forest from an unrelated company. The property is a 63,783 square foot single story office building on
         6.78 acres of land and is 100% leased to four tenants. TriNet purchased the property for approximately $8.5 million.

         MITRE. On August 11, 1998, TriNet acquired a property in Reston, Virginia along the Washington, D.C./Baltimore corridor known as the Mitre building from an unrelated corporation. The property is a 177,415 square foot single story office building on eight acres of land and is 100% leased to one tenant. TriNet purchased the property for approximately $27.0 million.


         GSIC-MILPITAS PORTFOLIO. On August 18, 1998, a joint venture owned 50% by TriNet and 50% by Prudential Real Estate Investors acquired 12 suburban office/R&D buildings known as the GSIC-Milpitas Portfolio. The total cost of the portfolio, including Prudential Real Estate Investors' interest, was approximately $136.5 million. The 12 buildings, which are 100% leased to eight tenants, comprise over 900,000 square feet on 61 acres situated in two business parks in the Silicon Valley. The properties were purchased by the joint venture from an unrelated corporation. TriNet made a $27.3 million equity investment in the joint venture which it will account for under the equity method.


Item 7.  Financial Statements and Exhibits

Financial Statements
         Pro Forma Financial Statements
                  The pro forma financial statements of the Company reflecting the above transactions are included on pages F-2 to F-6.


         Historical Financial Statements
                  The Historical Summary of Gross Income for the Vazza Portfolio, 1661 Page Mill Road and the GSIC -Milipitas Portfolio are included on pages F-7 to F-15.


Exhibits
         23.1 Consent of Independent Accountants

                       TRINET CORPORATE REALTY TRUST, INC.

                          INDEX TO FINANCIAL STATEMENTS


                                                                                              Page
                                                                                              ----

Pro Forma Financial Statements:
         Unaudited pro forma consolidated balance sheet                                        F-2
              as of June 30, 1998
         Unaudited pro forma consolidated statement of operations                              F-3
              for the six months ended June 30, 1998
         Unaudited pro forma consolidated statement of operations                              F-4
              for the year ended December 31, 1997
         Notes to the pro forma financial statements                                           F-5


Historical Summary of Gross Income for the Vazza Portfolio:

         Report of independent accountants                                                     F-7
         Historical summary of gross income for the year ended December 31, 1997               F-8
         Note to historical summary of gross income                                            F-9


Historical Summary of Gross Income for 1661 Pagemill Road:

         Report of independent accountants                                                     F-10
         Historical summary of gross income for the year ended December 31, 1997               F-11
         Note to historical summary of gross income                                            F-12



Historical Summary of Gross Income for the GSIC-Milpitas Portfolio:

         Report of independent accountants                                                     F-13
         Historical summary of gross income for the year ended December 31, 1997               F-14
         Note to historical summary of gross income                                            F-15

                       TRINET CORPORATE REALTY TRUST, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 1998
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                             Adjustments
                                                                                               Acquired
                                                                          Historical          Properties             Pro Forma
                                                                         -----------         -----------            -----------
                            ASSETS

Real estate                                                                1,470,761         $    62,791(a)         $ 1,533,552
   Less accumulated depreciation                                             (65,597)                 --                (65,597)
                                                                         -----------         -----------            -----------
                                                                           1,405,164              62,791              1,467,955
Cash and cash equivalents                                                      5,707              (5,707)(b)                 --
Restricted cash and investments                                               16,475                  --                 16,475
Deferred rent receivable                                                      25,274                  --                 25,274
Interest rate protection agreements and loan costs, net                       13,093                  --                 13,093
Other assets, net                                                             16,554                  --                 16,554
                                                                         -----------         -----------            -----------
                                                                           1,482,267              57,084              1,539,351
                                                                         ===========         ===========            ===========

                         LIABILITIES AND
                      STOCKHOLDERS' EQUITY

Liabilities:
   Debt                                                                      594,190              57,084(c)             651,274
   Dividends payable                                                          15,912                  --                 15,912
   Other liabilities                                                          52,125                  --                 52,125
                                                                         -----------         -----------            -----------
             Total liabilities                                               662,227              57,084                719,311
                                                                         -----------         -----------            -----------
Commitments and Contingencies
Minority Interest                                                              2,557                                      2,557
Stockholders' equity:
   Preferred stock, $.01 par value, 10,000,000 shares authorized:
          Series A:  issued and outstanding: 2,000,000 shares
          at June 30, 1998
          (aggregate liquidation preference $50,000)                              20                  --                     20
          Series B:  issued and outstanding: 1,300,000 shares
          at June 30, 1998
          (aggregate liquidation preference $32,500)                              13                  --                     13
          Series C:  4,000,000 shares issued and outstanding
          at June 30, 1998
          (aggregate liquidation preference $100,000)                             40                  --                     40
   Common stock, $.01 par value, 40,000,000 shares authorized:
          24,871,879 shares issued and outstanding at
          at June  30, 1998:                                                     249                  --                    249
   Paid-in-capital                                                           855,850                  --                855,850
   Accumulated deficit                                                       (38,689)                 --                (38,689)
                                                                         -----------         -----------            -----------
             Total stockholders' equity                                      817,483                  --                817,483
                                                                         -----------         -----------            -----------
                                                                           1,482,267              57,084              1,539,351
                                                                         ===========         ===========            ===========


                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                  Adjustments
                                                                                    Acquired
                                                                 Historical        Properties           Pro Forma
                                                               -------------     -------------        -------------

Revenues:
      Rent                                                            71,589             7,438(d)            79,027
      Joint venture income                                             1,510               841(d)             2,351
      Management fees                                                    596                --                  596
      Other                                                            1,844                --                1,844
                                                               -------------     -------------        -------------
                Total revenue                                         75,539             8,279               83,818
Expenses:
      Property operating costs                                         2,931               154(d)             3,085
      General and administrative                                       5,355                --                5,355
      Interest                                                        17,569             6,197(e)            23,766
      Depreciation and amortization                                   13,099             1,572(f)            14,671
                                                               -------------     -------------        -------------

Income before minority interest, gain on sale and
      extraordinary item                                              36,585               356               36,941
Minority Interest                                                        (46)              (10)(h)              (56)
                                                               -------------     -------------        -------------
Income before gain on sale and
      extraordinary charge                                            36,539               346               36,885

Gain on sale of real estate                                            1,115                --                1,115
                                                               -------------     -------------        -------------
Income before extraordinary items                                     37,654               346               38,000

Extraordinary loss on extinguishment of debt                          (1,272)               --               (1,272)
                                                               -------------     -------------        -------------

                Net income                                            36,382               346               36,728

                Preferred dividend requirement                        (7,839)               --               (7,839)
                                                               -------------     -------------        -------------

                Earnings available to common shares                   28,543               346               28,889
                                                               =============     =============        =============

Per common share:
      Income available before extraordinary items,
        net of preferred dividend requirement                           1.24                                   1.26
      Extraordinary gain                                               (0.05)                                 (0.05)
                                                               -------------                          -------------
      Earnings available                                                1.19                                   1.21
                                                               =============                          =============

Per common share, assuming dilution:
      Income available before extraordinary items,
        net of preferred dividend requirement                           1.23                                   1.25
      Extraordinary gain                                               (0.05)                                 (0.05)
                                                               -------------                          -------------
      Earnings available                                                1.18                                   1.20
                                                               =============                          =============

Weighted average number of common shares outstanding:
    Basic:                                                            23,894                                 23,894
    Diluted:                                                          24,141                                 24,141


                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                  Adjustments
                                                                                    Acquired
                                                                Historical         Properties            Pro Forma
                                                               ------------       ------------          ------------

Revenues:
      Rent                                                          106,862             15,587(g)            122,449
      Joint venture income                                              812              1,683(g)              2,495
      Management fees                                                   707                 --                   707
      Other                                                             911                 --                   911
                                                               ------------       ------------          ------------
                Total revenue                                       109,292             17,270               126,562
Expenses:
      Property operating costs                                        3,828                313(g)              4,141
      General and administrative                                      6,589                 --                 6,589
      Interest                                                       25,845             12,884(e)             38,729
      Depreciation and amortization                                  19,781              3,312(f)             23,093
                                                               ------------       ------------          ------------

Income before minority interest, gain on sale and
      extraordinary item                                             53,249                761                54,010
Minority Interest                                                        --                (31)(h)               (31)
                                                               ------------       ------------          ------------
Income before gain on sale and
      extraordinary charge                                           53,249                730                53,979

Gain on sale of real estate                                             985                 --                   985
                                                               ------------       ------------          ------------
Income before extraordinary items                                    54,234                730                54,964

Extraordinary gain on expropriation                                      98                 --                    98
                                                               ------------       ------------          ------------

                Net income                                           54,332                730                55,062

                Preferred dividend requirement                       (9,522)                --                (9,522)
                                                               ------------       ------------          ------------

                Earnings available to common shares                  44,810                730                45,540
                                                               ============       ============          ============

Per common share:
      Income available before extraordinary items,
        net of preferred dividend requirement                          2.30                                     2.33
      Extraordinary gain                                               0.01                                     0.01
                                                               ------------                             ------------
      Earnings available                                               2.31                                     2.34
                                                               ============                             ============

Per common share, assuming dilution:
      Income available before extraordinary items,
        net of preferred dividend requirement                          2.27                                     2.31
      Extraordinary gain                                               0.01                                     0.01
                                                               ------------                             ------------
      Earnings available                                               2.28                                     2.32
                                                               ============                             ============

Weighted average number of common shares outstanding:
    Basic:                                                           19,435                                   19,435
    Diluted:                                                         19,626                                   19,626


                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


1.   Basis of Presentation.

     The pro forma financial statements of TriNet Corporate Realty Trust, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The accompanying unaudited pro forma consolidated balance sheet as of June 30, 1998, has been prepared as if the acquisitions of the properties subsequent to June 30, 1998 had occurred on June 30, 1998. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 1998 and for the year ended December 31, 1997 have been prepared as if the acquisitions of the Acquired Properties had occurred on January 1, 1997.

     In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company. The pro forma financial statements are not necessarily indicative of what the financial condition or results of operations of the Company would have been as of and for the six months ended June 30, 1998 or for the year ended December 31, 1997 had the completion of the acquisitions of the Acquired Properties actually occurred on the dates indicated, nor do they purport to represent the financial condition or results of operations for future periods.


2.   Pro Forma Adjustments.

     (a) Represents acquisitions of properties subsequent to June 30, 1998 as follows

                                        Acquisition             Amount
     Name                                   Date            (in thousands)
     ----                               -----------         --------------

     Windward Forest                  July 22, 1998            $ 8,450
     Mitre Building                   August 11, 1998           27,000
     GSIC-Milpitas Portfolio          August 18, 1998           27,341
                                                               -------
                                                               $62,791
                                                               =======

     (b) Reflects the application of cash on hand to fund pro forma acquisitions of the properties subsequent to June 30, 1998.

     (c) Reflects draw on line of credit to finance acquisitions of the properties acquired subsequent to June 30, 1998.

     (d) Reflects additional revenues and certain expenses of properties acquired by TriNet between May 1, 1998 and August 18,1998. The acquisition adjustments reflect the period from January 1, 1998 to the earlier of the respective dates of acquisition or June 30, 1998 as applicable (results of operations after the date of acquisition are included in TriNet's historical operating results).

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


     (e) Reflects additional estimated interest expense on assumed mortgage notes payable as if assumed by TriNet on January 1, 1997 plus additional interest expense on additional debt needed to finance the Acquired Properties using TriNet's weighted average interest rate during the period.

     (f) Reflects depreciation expense for the acquired properties which is based on Trinet's purchase cost assuming asset lives of 40 years. Depreciation is computed using the straight-line method.

     (g) Reflects additional revenues and certain expenses of properties acquired by TriNet between May 1, 1998 and August 18,1998. The acquisition adjustments reflect the period from January 1, 1997 to December 31, 1997.

     (h) Reflects additional minority interest in income attributable to the limited partners of TPP.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the Vazza Portfolio (the "Properties") for the year ended December 31, 1997. The Historical Summary is the responsibility of the owner of the Properties. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the gross income and expenses of the Properties and may not be comparable to results from proposed future operations of the Properties.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the Properties, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



San Francisco, California
June 12, 1998

                                 VAZZA PORTFOLIO
                       HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997


Gross income                                                       $3,915,600
                                                                   ==========








                      The accompanying note is an integral
                         part of this historical summary

                                 VAZZA PORTFOLIO
                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997


A.   Property and Basis of Accounting

The accompanying Historical Summary of Gross Income (the "Historical Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Vazza Portfolio Properties (the "Portfolio"). The Portfolio consists of three office buildings comprising 297,868 square feet located in the Boston, Massachusetts metropolitan area.

The Portfolio is 100% net leased to Mast Industries, Inc., Haemonetics Corporation and Arbella Capital Corporation under leases that expire in October 2001, August 2002 and February 2006, respectively. The lease agreements provide for the tenants to pay all operating expenses of the Portfolio.

Deducted from gross income is $294,986 resulting from the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of 1661 Page Mill Road (the "Property") for the year ended December 31, 1997. The Historical Summary is the responsibility of the owner of the Property. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the gross income and expenses of the Property and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the Property, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



San Francisco, California
June 12, 1998

                               1661 PAGE MILL ROAD
                       HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997



Gross income                                                       $1,394,622
                                                                   ==========








                      The accompanying note is an integral
                         part of this historical summary

                               1661 PAGE MILL ROAD
                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997


A.   Property and Basis of Accounting

The accompanying Historical Summary of Gross Income (the "Historical Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the 1661 Page Mill Road Property (the "Property"). The Property consists of one office building comprising 62,155 square feet located in Palo Alto, California.

The Property is 100% net leased to Andersen Consulting. The lease expires in September 2007. The lease agreement provides for the tenant to pay all operating expenses of the Property.

Deducted from gross income is $28,865 resulting from the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the GSIC-Milpitas Portfolio (the "Properties") for the year ended December 31, 1997. The Historical Summary is the responsibility of the owner of the Properties. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the gross income and expenses of the Properties and may not be comparable to results from proposed future operations of the Properties.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the Properties, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



San Francisco, California
July 14, 1998

                            GSIC - MILPITAS PORTFOLIO
                       HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997


Gross income                                                       $ 5,989,161
                                                                   ===========






                      The accompanying note is an integral
                         part of this historical summary

                            GSIC - MILPITAS PORTFOLIO
                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997


A.   Property and Basis of Accounting

The accompanying Historical Summary of Gross Income (the "Historical Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the GSIC - Milpitas Portfolio Properties (the "Properties"). The Properties consist of twelve office/R&D buildings comprising 911,735 square feet located in Milpitas, California.

As of December 31, 1997, the Properties were 100% net leased to eight tenants under leases which expire between July 1998 and April 2005. The lease agreements provide for the tenants to pay all operating expenses of the Properties.

Deducted from gross income is $229,265 resulting from the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TRINET CORPORATE REALTY TRUST, INC.





                                  By:  /s/ A. William Stein
                                     -------------------------------------------
                                       A. William Stein
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (Authorized Officer of the Registrant
                                       and Principal Financial Officer)



Dated: September 4, 1998

                                EXHIBIT INDEX


Exhibit
  No.                   Description
-------                 -----------

 23.1                   Consent of PricerwaterhouseCoopers LLP